Exhibit 99.3

ITEM 6.	SELECTED FINANCIAL DATA

FIVE-YEAR SUMMARY OF SELECTED FINANCIAL DATA

(Amounts in thousands, except ratios and per share data)

	Year Ended December 31,
	2006	2005	2004	2003	2002
Income Statement Data:
Interest income	$433,667	$309,260	$229,186	$178,631	$178,147
Interest expense	199,559	109,413	65,934	57,668	65,313

Net interest income	234,108	199,847	163,252	120,963	112,834
Provision for loan and lease losses	5,393	7,615	4,949	5,931	7,956

Net interest income after provision for loan and lease losses	228,715	192,232	158,303	115,032	104,878
Net securities (losses) gains	(1,250)	72	—	46	35
Noninterest income	75,456	68,092	69,072	74,743	58,292
Noninterest expense	181,567	159,121	144,680	128,557	110,734

Income before income taxes from continuing operations	121,354	101,275	82,695	61,264	52,471
Provision for income taxes	41,820	34,724	28,093	20,327	16,748

Net income from continuing operations	79,534	66,551	54,602	40,937	35,723
Pre-tax income (loss) from discontinued operations	457	200	71	180	(34)
Provision for (benefit of) taxes on discontinued operations	175	78	29	71	(13)

Income (loss) from discontinued operations	282	122	42	109	(21)

Net income	$79,816	$66,673	$54,644	$41,046	$35,702

Balance Sheet Data:
Total assets	$7,671,274	$5,931,673	$5,315,869	$3,820,112	$3,316,168
Earning assets	6,856,309	5,385,824	4,841,255	3,512,744	3,034,980
Securities	1,265,774	1,136,487	1,200,407	810,227	700,333
Loans held for sale	27,652	14,940	22,313	16,415	51,030
Loans and leases, net of unearned income	5,456,136	4,144,095	3,495,701	2,659,440	2,191,394
Allowance for loan and lease losses	68,246	52,815	46,584	36,562	32,704
Deposits	5,567,603	4,343,264	3,934,723	2,753,749	2,330,395
Short-term debt	161,830	34,700	30,500	41,150	152,100
Long-term debt	402,399	369,246	393,688	332,393	240,065
Stockholders' equity	853,623	571,879	529,543	279,418	234,492
Weighted Average Shares Outstanding—Diluted	19,147	17,445	16,100	12,957	12,683
Per Common Share Data:
Income from continuing operations—diluted	$4.15	$3.81	$3.39	$3.16	$2.82
Income from discontinued operations—diluted	0.02	0.01	0.00	0.01	(0.01)
Net income—diluted	4.17	3.82	3.39	3.17	2.81
Book value (period end)	41.51	33.40	31.15	21.76	18.95
Tangible book value (period end) (4)	25.55	24.39	22.17	19.28	17.61
Dividends declared	1.50	1.35	1.25	1.14	1.00
Dividend payout ratio—diluted	35.97%	35.34%	36.87%	35.96%	35.59%

Performance Ratios:
Return on average assets	1.18%	1.18%	1.13%	1.14%	1.18%
Return on average equity	11.36	12.11	12.15	15.89	16.01
Net interest margin (1)	3.84	3.90	3.71	3.65	4.07
Net interest margin (taxable equivalent) (1)	3.88	3.93	3.74	3.68	4.11

Asset Quality Ratios:
Allowance for loan and lease losses to period end loans (2)	1.25%	1.27%	1.33%	1.37%	1.49%
Allowance for loan and lease losses to period end
nonperforming loans (3)	624.91	819.35	575.75	372.44	318.07
Net charge-offs to average loans and leases (2)	0.02	0.04	0.06	0.13	0.18
Nonperforming assets to period end loans and leases
and foreclosed property (2)(3)	0.21	0.17	0.28	0.40	0.59

Capital and Liquidity Ratios:
Average equity to average assets	10.40%	9.76%	9.29%	7.17%	7.36%
Leverage (4.00% required minimum)	7.95	8.29	8.44	7.73	7.52
Risk-based capital
Tier 1 (4.00% required minimum)	9.82	10.89	11.49	10.47	10.00
Total (8.00% required minimum)	10.98	12.10	12.74	11.73	11.26
Average loans and leases to average deposits	99.78	94.41	92.30	94.38	96.44

(1)	Net interest income divided by average earning assets.
(2)	Does not include loans held for sale.
(3)	Nonperforming loans and nonperforming assets include loans past due 90 days or more that are still accruing interest. It is Alabama National’s policy to place all loans on nonaccrual status when over ninety days past due.
(4)	“Tangible book value per share”, a financial measure determined other than in accordance with generally accepted accounting principles, is computed by dividing tangible book value by the total number of common shares outstanding. “Tangible book value” equals book value less goodwill and other intangible assets. Management believes that this measure is useful because it provides book value exclusive of goodwill and other intangible assets and because it is a measure used by many investors as part of their analysis of Alabama National. The following table sets forth a reconciliation of book value per share to tangible book value per share:

	Year Ended December 31,
	2006	2005	2004	2003	2002
Book value (stockholders’ equity)	$853,623	$571,879	$529,543	$279,418	$234,492
Deduct: goodwill and other intangible assets	(328,166)	(154,301)	(152,661)	(31,867)	(16,611)
Tangible book value	525,457	417,578	376,882	247,551	217,881
Book value per common share	41.51	33.40	31.15	21.76	18.95
Effect of goodwill and intangible assets per share	(15.96)	(9.01)	(8.98)	(2.48)	(1.34)
Tangible book value per common share	$25.55	$24.39	$22.17	$19.28	$17.61

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